UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K
CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

May 18, 2023

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check

the

appropriate

box

below

if

the

Form

8-K

filing

is

intended

to

simultaneously

satisfy

the

filing

obligation

of

the

registrant
under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO

CORPORATION

Item 2.02. Results of Operations and Financial Condition
On May 18, 2023, The Cato Corporation issued a press release regarding its financial results for the first quarter
ending May 29, 2023. A copy of this press release is hereby incorporated as Exhibit 99.1 hereto.
Item 5.07. Submission of Matters to a Vote

of Security Holders.
On

May

18,

2023,

the

Registrant

held

its

Annual

Meeting.

The

following

are

the

voting

results

on

each

matter
submitted to the Registrant’s

stockholders at the

Annual Meeting. The

proposals below are described

in detail in the
Proxy Statement.

At the Annual Meeting, the three nominees for director

were elected to the Registrant’s Board

of Directors (Proposal
1 below).

In

addition,

management’s

proposal

regarding

the

Company’s

executive

compensation

was

approved

(Proposal

below).
In addition, to

hold an

advisory (non-binding)

vote on

how often

a shareholder

vote on

“say on

pay” is

held every
one year, two years or three years.

In

addition,

management’s

proposal

regarding

the

selection

of

PricewaterhouseCoopers

LLP

as

the

Company’s
independent registered public

accounting firm for

the fiscal year ending

January 28, 2023

was approved (Proposal

3
below).

Summary of Voting

By Proposal

1. To

elect Dr. Pamela L.

Davies, Thomas B. Henson and

Bryan F.

Kennedy, each

for a term expiring in

2026 and
until their successors are elected and qualified. Votes

recorded, by nominee, were as follows:

Nominee

For

Abstain

Broker
Non-Votes
Dr. Pamela L Davies

23,657,559

5,244,500

5,014,557
Thomas B. Henson 25,137,017 3,765,042 5,014,557
Bryan F. Kennedy

23,247,410

5,654,649

5,014,557

2. To

approve, on

an advisory basis,

the Company’s

executive compensation.

The Company’s

shareholders voted
to approve

this proposal

with 22,466,145

for and

6,346,566

votes against.

There

were 89,348

abstentions and
5,014,557 Broker non-votes.
3.

In addition,

to

hold

an advisory

(non-binding)

vote

on

how often

a

shareholder

vote

on

“say on

pay”

is

held
every one

year,

two

years or

three

years.

The

Company’s

shareholders

voted:

7,280,231

for

every one

year,
66,409 for every two

years, and 22,466,145for

every three years.

There were 66,887

abstentions and 5,014,557
Broker non-votes.

In

light

of

the

voting

results

with

respect

to

the

frequency

of

advisory

votes

on

executive

compensation,

the
Company’s

board of

directors has

determined that

the Company

currently intends

to hold

an advisory

vote on
the

compensation

of

our

named

executive

officers

every

three

years

until

the

next

required

vote

on

the
frequency of advisory votes on executive compensation.

4. To

approve, to

ratify the

selection

of PricewaterhouseCoopers

LLP as

the Company’s

independent

registered
public

accounting

firm

for

the

fiscal

year

ending

February

3,

2024.

The

Company’s

shareholders

voted

to
approve this proposal with 33,653,005 for and 102,207 votes against. There were 161,404 abstentions.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 - Press Release issued May 18, 2023
Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION
May 22, 2023
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
May 22, 2023 /s/ Charles D. Knight
Date
Charles D. Knight

Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
99.1 - Press Release issued May 18, 2023
99.1
104

Cover page Interactive Data File (embedded within Inline
XBRL document)